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                                                                   EXHIBIT 10.22

                      SCHEDULE OF TIAA SECOND MORTGAGES(1)

                                                     TIAA        MAXIMUM
                                                    MORTGAGE    PRINCIPAL    PRINCIPAL AMOUNT OF
           BORROWER                 PROPERTY         NUMBER      AMOUNT        PROMISSORY NOTES         DATE         TAXPAYER ID
-----------------------------  ------------------  ----------  ------------  -------------------  -----------------  ----------
LTF USA Real Estate, LLC       Schaumburg, IL      0005005-00  $ 79,619,000  $        44,266,000  June 14, 2001      41-2005273

LTF Michigan Real Estate, LLC  Troy, MI            0005004-00  $ 79,619,000  $        30,803,000  June 14, 2001      41-2005269

LTF Michigan Real Estate, LLC  Novi, MI            0005004-02  $ 79,619,000  $        30,803,000  June 14, 2001      41-2005269

LTF Michigan Real Estate, LLC  Shelby, MI          0005004-01  $ 79,619,000  $        30,803,000  June 14, 2001      41-2005269

LTF USA Real Estate, LLC       Centerville, VA(2)  0005006-00  $ 79,619,000  $        44,266,000  June 14, 2001      41-2005273

LTF USA Real Estate, LLC       Indianapolis, IN    0005007-00  $ 79,619,000  $        44,266,000  June 14, 2001      41-2005273

FCA Real Estate Holdings, LLC  Eagan, MN           0005008-00  $ 79,619,000  $         4,550,000  June 14, 2001      41-1882571

LTF USA Real Estate, LLC       Warrenville, IL     0005005-01  $ 79,619,000  $        44,266,000  June 14, 2001      41-2005273

LTF USA Real Estate, LLC       Algonquin, IL       0005005-02  $ 98,119,000  $        62,766,000  October 26, 2001   41-2005273

LTF USA Real Estate, LLC       Burr Ridge, IL      0005384-01  $143,119,000  $       107,766,000  November 27, 2002  41-2005273

LTF USA Real Estate, LLC       Skokie, IL          0005391     $143,119,000  $       107,766,000  November 27, 2002  41-2005273

LTF USA Real Estate, LLC       Orland Park, IL     0005390     $143,119,000  $       107,766,000  November 27, 2002  41-2005273

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(1) Each Mortgage contains certain provisions that are specific to the laws of the particular state in which the property subject to the Mortgage is located. Those provisions are not summarized in this Schedule.

(2) This document is entitled "Second Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement."